UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2021

CyberOptics Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-16577	41-1472057
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5900 Golden Hills Drive

Minneapolis, MN 55416

(Address of Principal Executive Offices, Including Zip Code)

(763) 542-5000

(Registrant's Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Exchange on Which Registered:
Common Stock, no par value	CYBE	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	On January 3, 2022, the Board of Directors of CyberOptics Corporation (the Company) increased the size of its Board and appointed Dr. Cordell Hardy to its Board of Directors. Dr. Hardy has been employed by 3M Company since 2003, most recently as Senior Vice President, Corporate R&D Operations. 3M Company is a large publicly traded industrial that develops, manufactures, and markets various products on a worldwide basis through four business segments: Safety and Industrial, Transportation and Electronics, Health Care, and Consumer. Dr. Hardy also serves as Treasurer and on the Board of Directors of Minnesota Community Care, a federally-qualified health clinic operator. Dr. Hardy received a PhD in Chemical Engineering from the University of Minnesota, as well as a Bachelor's of Science degree in Chemical Engineering from Florida A&M University.

There is no arrangement or understanding between Dr. Hardy and any other person pursuant to which he was appointed as a director. There are no transactions in which Dr. Hardy has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The Board is currently in the process of reviewing committee assignments.

Dr. Hardy will be compensated in accordance with the Company's non-management director compensation program, which is described in the Company's definitive proxy statement.

(b)	On December 28, 2021 and effective as of December 31, 2021, Michael M. Selzer Jr. informed the Board of Directors of the Company of his decision not to stand for re-election as a director at the Company's 2022 Annual Meeting of Shareholders. Mr. Selzer will therefore retire from the Board of Directors effective upon the expiration of his current term at the 2022 Annual Meeting. Mr. Selzer's decision to retire is not due to any disagreement with the Company on any matter related to its operations, policies or practices.

Item 7.01    Regulation FD Disclosure.

(b)	A press release issued by the Company on January 3, 2022 announcing the appointment of Dr. Hardy to the Company's Board of Directors and Mr. Selzer's decision not to stand for re-election to the Company's Board of Directors is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

Exhibit 99.1   Press Release Dated January 3, 2022.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CyberOptics Corporation

	By:	/s/ Jeffrey Bertelsen
Chief Financial Officer and Secretary

Date: January 3, 2022